PROVIDENT

Provident Financial Holdings, Inc.

First Quarter of Fiscal 2017

September 30, 2016

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2017 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$19.56
52-Week Range:	$16.05 - $20.00
Shares Outstanding:	7,978,166 shares
Market Capitalization:	$156.1 million
P/E (ttm):	24.45x
Diluted EPS (ttm):	$0.80
Annual Dividend & Yield:	$0.52 (2.66%)
As of September 30, 2016	

Franchise Overview


Northern California:
Pleasanton
Elk Grove, Livermore and Roseville
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices: ☆

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Brea
- Carlsbad
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Victorville
- Westlake Village

Financial Performance

Developments

- Net Interest Income increases by 13%
- Net Interest Margin expands by 26 basis points
- Non-Interest Income declines by 11% or $1.2 million

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$8.9
$8.1
$7.6
$7.9
$8.8
$9.1
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.7
$1.5
$1.6
$1.3
$1.2
$1.3
$8.8
$8.9
$6.0
$7.1
$9.4
$8.0
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$15.2
$14.4
$13.9
$14.5
$15.6
$15.6
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$4.2
$4.2
$1.3
$1.9
$3.8
$2.7
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Pre-Tax Income – Operating Segments



(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$2.0
$2.0
$0.5
$1.7
$1.2
$2.3
$2.2
$2.2
$2.0
$2.7
$1.7
$(0.5)
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.5
$2.4
$1.0
$1.5
$2.6
$1.6
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Diluted Earnings Per Share



$0.40
$0.30
$0.20
$0.10
$0.00
$0.28
$0.28
$0.11
$0.18
$0.31
$0.20
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin


4.00%
3.00%
2.00%
1.00%
0.00%
3.09%
2.82%
2.68%
2.80%
3.10%
3.08%
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
78.25%
77.56%
91.26%
88.67%
80.38%
85.23%
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Return on Average Assets


1.00%
0.75%
0.50%
0.25%
0.00%
0.84%
0.83%
0.34%
0.51%
0.87%
0.53%
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Return on Average Equity


10.00%
7.50%
5.00%
2.50%
0.00%
7.02%
6.96%
2.83%
4.36%
7.61%
4.79%
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

PROVIDENT
Provident Financial Holdings, Inc.

Community Banking

Developments

- Loans Held for Investment grow at 7% annualized pace for September 2016 quarter
- Preferred Loans grow at 20% annualized pace for September 2016 quarter
- Core Deposits grow at 16% annualized pace for September 2016 quarter
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$15
$14
$24
$33
$52
$47
$814
$806
$814
$806
$840
$854
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$700
$600
$500
$400
$300
$200
$100
$0
(In Millions)
70%
60%
50%
40%
30%
20%
10%
0%
55%
56%
58%
58%
61%
63%
$453
$366
$454
$357
$475
$344
$474
$336
$519
$324
$545
$313
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$80
$60
$40
$20
$0
$20
$30
$45
$35
$70
$47
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

PROVIDENT
Provident Financial Holdings, Inc.

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/16	Interest Rate	Balance as of 09/30/15	Interest Rate
Single-Family	$ 312,795	3.73%	$ 356,963	3.33%
Multi-Family	438,423	4.09%	355,442	4.36%
Commercial Real Estate	100,136	4.74%	94,580	5.23%
Construction	15,811	5.48%	6,185	5.37%
Other	331	5.66%	72	6.25%
Commercial Business	624	6.11%	399	6.70%
Consumer	199	10.91%	243	10.07%
Total Loans Held for Investment	$ 868,319	4.06%	$ 813,884	4.01%
Undisbursed Loan Funds	(10,447)		(2,691)	
Advance payments of escrows	23		193	
Deferred Loan Costs, net	4,788		3,334	
Allowance for Loan Losses	(8,725)		(9,034)	
Total Loans Held for Investment, net	$ 853,958		$ 805,686	

Loan Composition as of 09/30/16


Construction 2%
Other 0%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Single-Family 36%
Multi-Family 50%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$91
$91
$91
$91
$91
$146
$346
$336
$322
$317
$309
$302
$578
$589
$596
$610
$618
$642
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2016		Rate	At 09/30/2015		Rate
Checking Accounts - Non Interest-Bearing	$	74,963	- %	$	68,102	- %
Checking Accounts - Interest-Bearing		251,809	0.11%		228,688	0.15%
Savings Accounts		279,565	0.21%		258,911	0.26%
Money Market Accounts		35,312	0.36%		33,424	0.36%
Time Deposits		301,853	1.01%		335,741	1.02%
Total Deposits	$	943,502	0.43%	$	924,866	0.49%
Brokered Deposits included above	$	1,567	3.88%	$	3,039	3.76%

Deposit Composition at 09/30/16



8%
27%
29%
4%
32%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2016		Rate	At 09/30/2015		Rate
Overnight	$	15,000	0.38%	$	-	-
Three Months or Less		20,000	0.40%		-	-
Over Three to Six Months		-	-		-	-
Over Six to Twelve Months		-	-		-	-
Over One to Two Years		10,030	3.02%		-	-
Over Two to Three Years		10,000	1.53%		10,053	3.03%
Over Three to Four Years		-	-		10,000	1.53%
Over Four to Five Years		31,251	3.18%		-	-
Over Five Years		60,000	2.34%		71,298	2.92%
Total Borrowings	$	146,281	2.04%	$	91,351	2.78%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases to 1.09% at September 30, 2016
- REO activity remains limited
- Allowance for Loan Losses increases slightly to $8.7 million at September 30, 2016
- Early-Stage Delinquencies very low at $1.4 million

NPA, NPA to Total Assets and ALLL to LHI Ratios



$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.00%
1.50%
1.00%
0.50%
0.00%

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16
Non-Performing Assets	$16,344	$18,438	$17,100	$15,426	$13,015	$13,509
NPA to Total Assets	1.39%	1.57%	1.47%	1.31%	1.11%	1.09%
ALLL to LHI	1.06%	1.11%	1.07%	1.01%	1.02%	1.01%

Recovery from Allowance for Loan Losses



(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(104)
$(38)
$(362)
$(694)
$(621)
$(150)
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Non-Performing Asset Composition 09/30/16



26%
1%
0%
0%
0%
5%
68%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,724
$9,034
$8,768
$8,200
$8,670
$8,725
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16

ALLL Allocation as of 09/30/16


1%
0%
0%
0%
10%
37%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2016				At September 30, 2015			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	4	$ 1,383	34	$ 9,979	3	$1,217	38	$12,659
Multi-Family	-	-	2	843	-	-	3	1,975
Commercial Real Estate	-	-	-	-	-	-	3	1,016
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	94	-	-	1	107
Consumer Loans	2	2	1	-	4	2	-	-
Total	6	$ 1,385	38	$ 10,916	7	$1,219	45	$ 15,757

Net Charge-Offs (Recoveries)


(In Thousands)
$200
$-
$(200)
$(400)
$(600)
$(800)
$(1,000)
$(1,200)
$(116)
$(348)
$(96)
$(126)
$(1,091)
$(205)
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Asset Quality

Geographic Location

	Inland Empire		Southern California [1]		Other California		Other States		Total	
Category	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$98,223	31%	$160,350	51%	$52,740	17%	$1,482	0%	$312,795	99%
Multi-Family	74,976	17%	252,897	58%	107,727	25%	2,823	1%	$438,423	101%
Commercial Real Estate	34,056	34%	40,929	41%	25,150	25%	-	0%	$100,135	100%
Construction	1,458	10%	10,036	67%	3,575	24%	-	0%	$15,069	101%
Other	260	78%	71	22%	-	0%	-	0%	$331	100%
Total	$208,973	24%	$464,283	54%	$189,192	22%	$4,305	0%	$866,753	100%

[1] Other than Inland Empire.

Geographic Location 09/30/16



0%
24%
22%
54%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$225,544	$859	$120	$1,005	$3,838	$3,232	$17,506	$20,131	$29,262	$301,497
Weighted Avg. LTV (1)	65%	50%	67%	63%	57%	49%	65%	70%	73%	66%
Weighted Avg. Age (In Years)	10.77	7.15	5.87	5.17	4.18	3.28	2.16	1.29	0.36	8.43
Weighted Avg. FICO (2)	730	750	700	711	740	748	746	748	747	734
Number of Loans	699	3	1	4	19	23	34	30	50	863
Geographic Breakdown (%)										
Inland Empire	31%	100%	100%	58%	11%	47%	36%	26%	28%	31%
Southern California (3)	55%	0%	0%	42%	41%	27%	36%	46%	49%	52%
Other California	13%	0%	0%	0%	48%	26%	28%	28%	23%	16%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL
Loan Balance (In Thousands)	$33,670	-	-	$8,000	$24,396	$73,579	$87,154	$95,552	$116,072	$438,423
Weighted Avg. LTV (1)	44%	-	-	53%	54%	58%	55%	54%	50%	52%
Weighted Avg. Debt Coverage Ratio (2)	1.55x	-	-	1.54x	1.79x	1.70x	1.86x	1.62x	1.71x	1.66x
Weighted Avg. Age (In Years)	11.05	-	-	4.96	4.09	3.15	2.22	1.22	0.29	2.48
Weighted Avg. FICO (2)	694	-	-	761	722	758	765	758	759	752
Number of Loans	68	-	-	11	28	102	105	134	126	574
Geographic Breakdown (%)										
Inland Empire	25%	-	-	10%	16%	34%	12%	17%	9%	17%
Southern California (3)	50%	-	-	77%	50%	46%	55%	65%	63%	58%
Other California	17%	-	-	13%	34%	20%	33%	18%	28%	24%
Other States	8%	-	-	0%	0%	0%	0%	0%	0%	1%
	100%	-	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2008 & Prior	2009	2010	2011	2012	2013	2014	2015	YTD2016	TOTAL (4)(5)
Loan Balance (In Thousands)	$ 6,897	$-	$ 349	$ 738	$ 13,114	$ 17,085	$ 23,738	$ 21,618	$ 16,597	$100,136
Weighted Avg. LTV (1)	40%	0%	55%	59%	48%	47%	46%	43%	53%	47%
Weighted Avg. Debt Coverage Ratio (2)	1.60x	0.00x	1.26x	1.47	1.89x	1.77x	1.93x	1.78x	1.61x	1.78x
Weighted Avg. Age (In Years)	10.82	0.00	6.35	4.77	3.99	3.14	2.17	1.23	0.40	2.71
Weighted Avg. FICO (2)	707	0	704	770	752	758	756	751	760	753
Number of Loans	13	0	2	1	11	21	29	27	20	124
Geographic Breakdown (%)										
Inland Empire	48%	0%	50%	0%	74%	31%	35%	25%	10%	34%
Southern California (3)	28%	0%	50%	100%	26%	37%	47%	33%	61%	41%
Other California	24%	0%	0%	0%	0%	32%	18%	42%	29%	25%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	-	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $38.1 million in Mixed Use; $13.7 million in Retail; $13.3 million in Office; $11.4 million in Mobile Home Park; $6.1 million in Warehouse; $5.1 million in Medical/Dental Office; $4.1 million in Mini-Storage; $3.3 million in Restaurant/Fast Food; $1.8 million in Light Industrial/Manufacturing; $1.6 million in Hotel and Motel; and $1.6 million in Automotive – Non-Gasoline.
(5) Consisting of $90.7 million or 90.6% in investment properties and $9.4 million or 9.4% in owner occupied properties.

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Developments

- Loan Origination Volume increases 16% to $658.5 million (sequential quarter)
- Gain on Sale of Loans decreases 15% to $8.0 million (sequential quarter)
- Gross Locked Pipeline decreases 11% to $258.0 million (sequential quarter)
- Loan Sale Margin decreases 36 basis points to 125 basis points (sequential quarter)

PBM Loan Originations



(In Millions)
$1,000
$800
$600
$400
$200
$0
$8
$721
$8
$540
$8
$473
$12
$393
$12
$557
$11
$647
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Saleable
Portfolio

PBM Locked Pipeline



$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%
27%
30%
29%
31%
37%
33%

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16
Gross Locked Pipeline	$190,939	$198,694	$139,214	$226,371	$290,792	$257,964
Net Locked Pipeline (1)	$139,965	$138,849	$98,763	$155,615	$181,780	$173,937
Fall-Out Ratio	27%	30%	29%	31%	37%	33%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance



100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q4FY15	Q1FY16	Q2FY16	Q3FY16	Q4FY16	Q1FY17
Refinance	54%	43%	47%	48%	48%	58%
Purchase	46%	57%	53%	52%	52%	42%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$8,762
$8,924
$6,044
$7,145
$9,408
$7,996
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Loan Sale Margin



2.00%
1.50%
1.00%
0.50%
0.00%
1.39%
1.39%
1.65%
1.65%
1.40%
1.40%
1.57%
1.61%
1.61%
1.61%
1.25%
1.25%
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision



(In Thousands)
$200
$150
$100
$50
$0
-$50
-$100
$72
$3
$30
$119
$3
$0
Q4FY15
Q1FY16
Q2FY16
Q3FY16
Q4FY16
Q1FY17

Recourse Reserve



(In Thousands)
$1,000
$750
$500
$250
$0
$768
$768
$768
$887
$453
$453
06/30/15
09/30/15
12/31/15
03/31/16
06/30/16
09/30/16

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- 2.66% cash dividend yield (approximately)
- Repurchased approximately 60,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
187,566
215,929
90,955
205,750
229,633
60,236
Q4FY2015
Q1FY2016
Q2FY2016
Q3FY2016
Q4FY2016
Q1FY2017

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	06/30/16
Tier 1 Leverage Ratio	10.68%	9.69%	9.85%	10.06%	10.29%	9.32%
CET1 Ratio	17.22%	16.33%	16.18%	16.63%	16.16%	14.43%
Tier 1 Risk-Based Capital Ratio	17.22%	16.33%	16.18%	16.63%	16.16%	14.43%
Total Risk-Based Capital Ratio	18.47%	17.58%	17.43%	17.82%	17.36%	15.57%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15	03/31/16	06/30/16	09/30/16
Price/TBV	0.94x	0.96x	1.02x	1.02x	1.14x	1.03x	1.09x	1.17x